UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2010

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

UPC Broadband Holding B.V. (UPC Broadband Holding) is an indirect subsidiary of Liberty Global, Inc.  On April 20, 2010, UPC Broadband Holding entered into three new additional facility accession agreements (the Additional Facility W2 Accession Agreement, the Additional Facility R3 Accession Agreement and the Additional Facility T6 Accession Agreement) under UPC Broadband Holding’s senior secured bank facility (as amended, the UPC Broadband Holding Bank Facility).  Pursuant to the Additional Facility W2 Accession Agreement, the existing Facility W under the UPC Broadband Holding Bank Facility was upsized by a Facility M lender (the Rolling M Lender) agreeing to roll its existing Facility M commitment into Facility W, in an aggregate principal amount of €26.1 million ($35.1 million at the April 20, 2010 exchange rate).  Pursuant to the Additional Facility R3 Accession Agreement, the existing Facility R under the UPC Broadband Holding Bank Facility was upsized by a Facility P lender (the Rolling P Lender) agreeing to roll its existing Facility P commitment into Facility R, in an aggregate principal amount of €27.4 million ($37.2 million at the agreed exchange rate of 1.3571). Pursuant to the Additional Facility T6 Accession Agreement, the existing Facility T under the UPC Broadband Holding Bank Facility was upsized by a Facility P lender (the Rolling P2 Lender) agreeing to roll its existing Facility P commitment into Facility T, in an aggregate principal amount of $9.7 million.  The Rolling M Lender, the Rolling P Lender and the Rolling P2 Lender each novated their existing Facility M and Facility P commitments, as relevant, to UPC Broadband Operations B.V. (UPC Broadband Operations), a direct subsidiary of UPC Broadband Holding, and entered into the new Facility W2, Facility R3 and Facility T6, respectively.  UPC Broadband Operations, the initial lender under the Additional Facility W2 Accession Agreement, the Additional Facility R3 Accession Agreement and the Additional Facility T6 Accession Agreement, novated its Facility W2, Facility R3 and Facility T6 commitments to the Rolling M Lender, the Rolling P Lender and the Rolling P2 Lender, respectively.  The final maturity date for Facility W2 will be the earlier of (i) March 31, 2015 and (ii) October 17, 2013, the date falling 90 days prior to the date on which the UPC Holding Senior Notes due in 2014 (the Notes) are currently scheduled to fall due (the Relevant Date), if, on such date, the Notes are outstanding in an aggregate amount of €250.0 million ($335.6 million at the April 20, 2010 exchange rate) or more.  Facility W2 will bear interest at a rate of EURIBOR plus 3.00%. The final maturity date for Facility R3 will be the earlier of (i) December 31, 2015 and (ii) the Relevant Date, if, on such date, the Notes have not been repaid, redeemed or refinanced.  Facility R3 will bear interest at a rate of EURIBOR plus 3.25%.  The final maturity date for Facility T6 will be the earlier of (i) December 31, 2016 and (ii) the Relevant Date, if, on such date, the Notes are outstanding in an aggregate amount of €250.0 million or more.  Facility T6 will bear interest at a rate of LIBOR plus 3.50%.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Name

4.1

Additional Facility W Accession Agreement, dated April 20, 2010, among UPC Financing Partnership (UPC Financing) as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility W Lender, under the UPC Broadband Holding Bank Facility.

4.2

Additional Facility R Accession Agreement, dated April 20, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility R Lender, under the UPC Broadband Holding Bank Facility.

4.3

Additional Facility T Accession Agreement, dated April 20, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility T Lender, under the UPC Broadband Holding Bank Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2010

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name

4.1

Additional Facility W Accession Agreement, dated April 20, 2010, among UPC Financing Partnership (UPC Financing) as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility W Lender, under the UPC Broadband Holding Bank Facility.

4.2

Additional Facility R Accession Agreement, dated April 20, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility R Lender, under the UPC Broadband Holding Bank Facility.

4.3

Additional Facility T Accession Agreement, dated April 20, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility T Lender, under the UPC Broadband Holding Bank Facility.